Investor Presentation

Fourth Quarter 2017

Capital City Bank Group

Forward-Looking Statement

Forward-looking statements in this presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause the Company's future results to differ materially.

The following factors, among others, could cause the Company's actual results to differ: the accuracy of the Company's financial statement estimates and assumptions; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; fluctuations in inflation, interest rates, or monetary policies; the effects of security breaches and computer viruses that may affect the Company's computer systems or fraud related to debit card products; changes in consumer spending and savings habits; the Company's growth and profitability; the strength of the U.S. economy and the local economies where the Company conducts operations; the effects of the Company's lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; harsh weather conditions and man-made disasters; changes in the stock market and other capital and real estate markets; customer acceptance of third-party products and services; increased competition and its effect on pricing, including the long-term impact on our net interest margin from the repeal of Regulation Q; negative publicity and the impact on our reputation; technological changes, especially changes that allow out of market competitors to compete in our markets; changes in accounting; and the Company's ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and the Company's other filings with the SEC, which are available at the SEC's internet site ***(http://www.sec.gov)***. Forward-looking statements in this presentation speak only as of the date of this presentation, and the Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

Corporate Profile

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $2.9B Assets
- Loans: $1.7B/Deposits: $2.5B
- 85% Florida/15% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.4B Assets Under Management

59 Offices in 3 MSA's



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

Corporate Profile

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~67% Retail/ 33% Institutional
~ 26% Insider

67/33

$390M

Market Cap[(1)]
$390 Million

(1) As of 12/31/2017

Florida at a Glance

- Highest Migration Rate in U.S. - Twice U.S. Average ~1,000 People Per Day
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Several Growth Measures (Jobs, Personal Income, GDP, Tourism) Now Surpass Prior Peaks and National Average
- Business-friendly State with No Personal Income Tax
- State/Local Budgets Growing and Healthy
- CCBG Markets Expected to Benefit from Multiplier Effect



Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

Growth Markets

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,109,301
Market Share[1]	14.36%
Market Share Rank[1]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.4%
Projected HH Income Growth[2]	5.6%

MACON MSA

Total Deposits *(in Thousands)*	$94,865
Market Share[1]	2.74%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	.81%
Projected HH Income Growth[2]	7.5%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$266,182
Market Share[1]	6.21%
Market Share Rank[1]	#6
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	5.3%
Projected HH Income Growth[2]	9.5%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$924,593
Market Share[1][3]	10.34%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

- Top 4 Market Share in 10 of 15 Markets

(1) Source: SNL Financial as of 6/30/2017
(2) Projected Change from 2018-2023 (Nielsen)
(3) Excludes Markets with < 2% Share

Core Deposit Advantage

AVERAGE DEPOSITS BY TYPE[1]


6%
14%
35%
11%
34%
NIB Demand Deposits
NOW
Money Market
Regular Savings
CDs

COST OF FUNDS[1]
(16 bps)


0.60
0.50
0.40
0.30
0.20
0.10
0.00
CCBG
Florida Peer(2)
Regional Peer(2)
National Peer(2)

(1) 2017

Loan Portfolio Diversification


2%
15%
13%
5%
14%
32%
19%

LOAN PORTFOLIO(1)

$1,658,309

- Commercial Loans
- Construction R/E
- Commercial R/E
- Residential R/E
- Home Equity R/E
- Direct Consumer
- Indirect Auto

CRE COMPOSITION

144% of Tier 1 Capital


3%
1%
18%
12%
66%

$418,179

- Improved Property
- Vacant Land
- Construction
- Condos
- Land Development

IMPROVED PROPERTY COMPOSITION


2%
8%
9%
29%
8%
11%
14%
19%

$274,937

- 1-4 Residential
- Hotel/Motel
- Retail
- Multi-Family
- Industrial/Warehouse
- Office
- Other
- Gas Station/C-Store

(1) 4Q2017-EOM

Credit Quality

- NPA Reduction: 12% Decrease QoQ and 42% Decrease in 2017
- Classified Loans: 15% Decrease QoQ and 25% Decrease in 2017
- Continued Strong OREO Sales with Retail Disposition Strategy: 34% Decrease QoQ and 63% Decrease in 2017

CLASSIFIED LOANS
(% of Total Loans)



$300M
$250M
$200M
$150M
$100M
$50M
0
15.23%
$286M
5.77%
$83M
3.56%
$53M
2.64%
$42M
1.87%
$31M
4Q09
Peak
4Q14
4Q15
4Q16
4Q17

NON-PERFORMING ASSETS
(% of Assets)



$150M
$120M
$90M
$60M
$30M
0
5.21%
$137.6M
2.00%
$52.4M
1.06%
$29.6M
0.67%
$19.2M
0.38%
$11.1M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17

TOTAL OREO BALANCES



$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
0
$62.6M
$35.7M
$19.3M
$10.6M
$3.9M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17

Strong Capital Position

CAPITAL TO EXECUTE



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
0
2011
2015(1)
2016
2017
Trust Preferred
Common Equity
Excess Capital

STAYING POWER



20
15
10
5
0
15.32%
6.51%
7.99%
17.25%
6.99%
9.21%
16.28%
6.90%
9.25%
17.10%
7.09%
9.52%
2011
2015
2016
2017
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(2)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Basel III Became Effective in 2015.
(2) Adjusted Non-GAAP, See Appendix for Reconciliation.

Strategic Initiatives: Three Pillars of Execution

Drive Revenues

Generate Loan Growth > Positioned to Win on Rates > Grow & Diversify Fee Income

Disciplined Expense Management

Committed to Expense Reduction > Efficiency Initiatives in Motion

Effectively Deploy Capital

Organic Growth > Return Capital > Leverage Capital

> *Executed Under a Strong Risk Management & Credit Culture* <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[(1)]



1%
2%
3%
8%
11%
9%
4%
14%
19%
29%

$86.9 Million

- Funds Sold
- Investment Securities
- Commercial Loans
- Construction R/E
- Commercial R/E
- Residential R/E
- Home Equity R/E
- Direct Consumer
- Indirect Auto
- Fees on Loans

FEE INCOME[(1)]



12%
11%
39%
38.4%
of Operating
Revenues
16%
22%

$51.7 Million

- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Mortgage Banking Fees
- Other

(1) 2017

DRIVE REVENUES

Generate Loan Growth

PERIOD END LOANS
($ in Millions / % Growth)



$2,000,000
$1,500,000
$1,000,000
$500,000
0
$1,400
3.0%
$1,442
4.1%
$1,504
4.5%
$1,572
5.5%
$1,658
2013
2014
2015
2016
2017

GROWTH BY SEGMENT(1)



$35M
$30M
$25M
$20M
$15M
$10M
$5M
0
-$5M
$10M
0.8%
31.8%
6.3%
10.6%
-3.0%
-10.9%
9.1%
-48.1%
Commercial Loans
Construction R/E
Commercial R/E
Residential R/E
Home Equity R/E
Direct Consumer
Indirect Auto
Other - LIP

(1) 2017 vs. 2016

DRIVE REVENUES

Positioned to Win on Rates

LOAN REPRICING



22%
39%
14%
9%
7%
4%
5%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
> 60 Months

RATE MIX



37% Fixed
41% Adjustable
22% Variable
$1,658
(in millions)

- 63% of Loan Portfolio is Variable or Adjustable
- ~1/2 of Loan Portfolio Re-Prices within One Year

DRIVE REVENUES

Grow and Diversify Fee Income

FEE INCOME MIX
(in Thousands)


$53,681(1)
$51,746
100%
80%
60%
40%
20%
0
$8,907
Other Fees
$6,182
$5,192
Mortgage Banking Fees
$5,754
$7,029
Wealth Management Fees
$8,284
$11,221
Bank Card Fees
$11,191
$21,332
Deposit Fees
$20,335
2016
2017

GROWTH INITIATIVES


Check Cashing/ Prepaid Cards
Free to Fee Checking
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Originations
Grow Wealth Management Assets

(1) Includes $2.5M gain in 2Q16 on partial retirement of TRUPs – reflected in Other Fees

EXPENSE MANAGEMENT

Committed to Expense Reduction

NONINTEREST EXPENSE TREND

(in Thousands)



$150M
$120M
$90M
$60M
$30M
0
$6,652
$115,193
$30,180
$102,781
$18,069
$97,204
$15,690
$97,523
$13,013
$96,434
2007
2010
2015
2016
2017
Cycle Costs(1)
Core Expenses

NONINTEREST EXPENSE MIX



2017
42%
8%
9%
16%
5%
6%
1%
13%
Salaries
Associate Benefits
Pension Plan
Occupancy
Legal & Professional
Processing Services
Other Real Estate
Other

(1) OREO, Legal (Loan Collections), FDIC Insurance & Pension Costs

EXPENSE MANAGEMENT

Initiatives in Motion

Channel Optimization	Process Improvement	Reduce Cycle Costs	Support Growth
Self-Service Teller	Consolidate Platforms	OREO	Onboarding
Mobile & Online Digital Lending	Electronic Documents	Legal	Client Segmentation
Website Enhancements	Eliminate Non-Value-Added Tasks	Pension	
Office/Market ROA Reviews			

EFFECTIVELY DEPLOY CAPITAL

Organic Growth	• Technology Investments • Leverage Infrastructure
Return Capital	• Dividend • Share Repurchase Program
Leverage Capital	• M&A Opportunities • Non-Bank Businesses

Acquisition Opportunity

Profile

- Banks with $100-500M Assets ~250 Total Banks
- TBV Pricing Attractive

Targets

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2018 Focus

Broader Based Loan Growth	• Small Business Lending, WCF/ABL, and Participations
Implement Fee Income Initiatives	• Our New Checking Account Platform and Strategies to Drive Interchange Revenues
Evaluate Acquisition Opportunities	• Evaluate Both Bank and Non-bank Opportunities

Why CCBG?

- Florida is Growing
- Growth Measures Nearing Prior Peaks
- Stable Markets
- Strong Deposit Franchise
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group


Trade Pattern - Year overview
Stock Market share
Share value

Appendix

Capital City Bank Group

Quarterly Results



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.06
0.20
0.22
0.36
0.09
0.26
0.16
0.35
0.10
0.25
0.22
0.41
0.17
0.30
0.20
0.33
0.16
0.30
0.21
0.35
0.27
0.44
0.00
0.46
1Q15
2Q15*
3Q15
4Q15
1Q16
2Q16**
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17***
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes BOLI Proceeds of $0.10 per Share
** Includes TRUPs Repurchase Gain of $0.09 per Share
***Includes Deferred Tax Re-Measurement Expense of $0.24 per share
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

Financial Highlights

Dollars in Thousands, except Earnings per Share	2012	2013	2014	2015	2016	2017
Interest Income	$89,680	$82,152	$78,221	$79,658	$81,154	$86,930
Interest Expense	5,368	4,416	3,580	3,307	3,189	3,948
Net Interest Income	84,312	77,736	74,641	76,351	77,965	82,982
Provision	16,166	3,472	1,905	1,594	819	2,215
Noninterest Income	55,185	56,416	52,536	54,091	53,681	51,746
Noninterest Expense	124,559	122,710	114,358	115,273	113,214	109,447
Income Taxes	(1,336)	1,925	1,654	4,459	5,867	12,203
Net Income	108	6,045	9,260	9,116	11,746	10,863
Diluted Earnings Per Share	.01	.35	.53	.53	.69	.64
RATIOS						
Return on Average Assets	.00%	.24%	.36%	.34%	.43%	.39%
Return on Average Equity	.04	2.40	3.27	3.31	4.22	3.83
Net Interest Margin	3.81	3.54	3.36	3.31	3.25	3.37
Net Charge-offs to Average Loans	1.16	.66	.53	.35	.09	0.14
Efficiency Ratio (FTE)	88.72	91.09	89.68	87.94	85.34	80.50
Dividend Payout Ratio	N/M	N/M	16.98	24.53	24.64	37.50

Financial Highlights

As of Period-End *Dollars in Thousands*	2012	2013	2014	2015	2016	2017
Investments	$296,985	$399,631	$505,129	$638,920	$700,099	$697,590
Loans	1,521,302	1,399,668	1,442,062	1,503,907	1,572,175	1,658,309
Total Assets	2,633,984	2,611,903	2,627,169	2,797,860	2,845,197	2,898,794
Noninterest Bearing Deposits	609,235	641,463	659,115	758,283	791,182	874,583
Interest Bearing Deposits	1,535,761	1,494,784	1,487,679	1,544,566	1,621,104	1,595,294
Total Deposits	2,144,996	2,136,248	2,146,794	2,302,849	2,412,286	2,469,877
Capital	246,889	276,400	272,540	274,352	275,168	284,210
RATIOS						
Risk Based Capital	15.72%	17.94%	17.76%	17.25%	16.28%	17.10%
Tangible Equity	6.35	7.58	7.38	6.99	6.90	7.09
Nonperforming Assets to Total Assets	4.47	3.26	2.00	1.06	0.67	0.38
Reserve to Loans	1.93	1.65	1.22	0.93	0.86	0.80
Reserve to Nonperforming Loans	45.42	62.48	104.60	135.40	157.40	185.87

Market Demographic

Anchor and Small-Town America Markets More Stable and Predictable.

	Population Growth Rate		Household	
	2010-2017	2018-2023	Median Income 2017	Projected Change 2018-2023
Tallahassee MSA	5.5%	4.40%	$48,208	5.56%
CCBG Florida Markets	7.06%	4.12%	$46,306	7.27%
Florida	12.26%	6.73%	$53,657	10.45%
US	5.76%	3.50%	$61,045	8.86%

Sources: S&P Global Market Intelligence.; ESRI; US Census Bureau

Deposit Market Share

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2017 Market Share in Top 4	Deposit Market Share**
Florida	48	$2,065,171	86.23%	13 of 18	9.82%
Georgia	9	$301,489	12.59%	2 of 4	5.57%
Alabama	2	$28,281	1.18%	-	9.12%
Totals	59	$2,394,941	100.00%	-	

* Sources: SNL Balances as of 6/30/2017

** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.

Non-GAAP Financial Measures

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2011	2015	2016	2017
TANGIBLE COMMON EQUITY RATIO					
Shareowners' Equity (GAAP)		$259,019	$274,352	$275,168	$284,210
Less: Goodwill (GAAP)		$86,158	$84,811	$84,811	$84,811
Tangible Shareowners' Equity (non-GAAP)	A	$172,861	$189,541	$190,357	$199,399
Total Assets (GAAP)		$2,622,053	$2,797,860	$2,845,197	$2,898,794
Less: Goodwill (GAAP)		$86,158	$84,811	$84,811	$84,811
Tangible Assets (non-GAAP)	B	$2,535,895	$2,713,049	$2,760,386	$2,813,983
Tangible Common Equity Ratio	A/B	6.82%	6.99%	6.90%	7.09%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2015	2016	2017
PRE-TAX PRE-CREDIT COSTS PER DILUTED SHARE				
Income Before Income Taxes (GAAP)		$13,575	$17,613	$23,066
Plus: Provision for Loan Losses (GAAP)		$1,594	$819	$2,215
Plus: Other Real Estate Owned Expense (GAAP)		$4,971	$3,649	$1,135
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$20,140	$22,081	$26,416
Average Diluted Common Shares (GAAP)	B	17,318	17,061	17,013
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.16	$1.29	$1.55